UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                 DATE OF EARLIEST REPORTED EVENT - JUNE 20, 2006


                                 MANCHESTER INC.
             (Exact name of Registrant as specified in its charter)


            NEVADA                  333-102740           98-0380409
            ------                  ----------           -----------
(State or other jurisdiction       (Commission         (IRS Employer
      of incorporation)            File Number)     Identification Number)


                          100 CRESCENT COURT, 7TH FLOOR
                               DALLAS, TEXAS 75201
                    (Address of principal executive offices)

                                 (866) 230-1805
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01 OTHER EVENTS - DIRECTORS AND OFFICERS INSURANCE

Manchester Inc. (OTC BB: MNCS) issued a press release on June 20, 2006 stating that it has obtained an aggregate of $30 million Directors and Officers Insurance coverage from a group of insurers including XL Specialty, AIG, Navigators, Admiral/Monitor and Hudson/Hooghuis.

Manchester Inc. anticipates that its initial acquisition of an existing "Buy Here/Pay Here" auto dealership will close shortly and expects to pursue the acquisition of several additional auto dealerships during 2006.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits.

Exhibit No.                Description of Exhibits
-----------                -----------------------

Exhibit 99.1               Press Release dated June 20, 2006.


                                      # # #

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              MANCHESTER INC.
Dated: June 20, 2006


                                              By: /s/ Richard D. Gaines
                                                  -----------------------------
                                                  Name:  Richard D. Gaines
                                                  Title: Secretary and Director